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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 13, 2000



                                   UNOVA, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                      001-13279              95-4647021
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NUMBER)

                 21900 BURBANK BOULEVARD                       91367-7418
                WOODLAND HILLS, CALIFORNIA                     (ZIP CODE)
                      WWW.UNOVA.COM
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND INTERNET SITE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (818) 992-3000





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Refer to Item 5. Additional Information.

ITEM 5.  ADDITIONAL INFORMATION

As disclosed in its quarterly report on Form 10-Q for the quarter ended September 30, 2000, UNOVA, Inc. ("UNOVA") is currently in discussions with banks to amend or replace its existing primary credit agreement and asset securitization agreements.

In connection with these discussions, on November 13, 2000, UNOVA entered into an Amendment and Waiver ("Amendment No. 6") with Morgan Guaranty Trust Company of New York ("Morgan Guaranty") and the other lenders under UNOVA's principal credit agreement, and concurrent with Amendment No. 6 also entered into a Pledge Agreement and a Guaranty and Security Agreement with Morgan Guaranty, as collateral agent. Under Amendment No. 6 and these related agreements, (i) the lenders waived compliance with certain financial ratio covenants under the credit agreement through January 31, 2001, (ii) substantially all of UNOVA's domestic subsidiaries became guarantors of UNOVA's obligations under the credit agreement, (iii) substantially all of the assets of UNOVA, Inc. and its domestic subsidiaries other than real property and other than accounts receivable and inventory subject to UNOVA's asset securitization program were pledged as security for UNOVA's obligations under the credit agreement (iv) the aggregate amount of borrowings permitted under the credit agreement was reduced to $245 million and (v) consolidated debt, which does not include existing asset securitization, was limited to $485 million.

Management believes that the current amendment provides adequate time and liquidity to complete its bank negotiations and maintain normal operations. However, no assurances can be given as to the ultimate outcome of these negotiations. This paragraph includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibits are filed as part of this report:

Exhibit           Description
-------           -----------
   1              Amendment No. 6 and Waiver, dated as of November 13, 2000, to the $400,000,000 Credit Agreement dated September 24, 1997 among UNOVA, Inc., the Banks listed therein and Morgan
                  Guaranty Trust Company of New York, as Agent.

   2 Guarantee and Security Agreement dated as of November 13, 2000 among UNOVA, Inc., various subsidiaries of UNOVA, Inc. as guarantors and Morgan Guaranty Trust Company of New York, as Collateral Agent.

   3 Pledge Agreement dated as of November 13, 2000 between UNOVA, Inc. and Morgan Guaranty Trust Company of New York, as Collateral Agent.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           UNOVA, INC.


                                           By:  /s/  Michael E. Keane
                                               -------------------------
                                               Michael E. Keane
                                               Senior Vice President and
                                               Chief Financial Officer


November 28, 2000




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